EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
CUSIP NO. 96207P 10 3
WEWARDS, INC.

NUMBER			SHARES

AUTHORIZED COMMON STOCK: 500,000,000 SHARES
PAR VALUE: $0.001

This Certifies that

is the record holder of

Shares of Wewards, Inc. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CFO			CEO

	Countersigned & Registered Globex Transfer, LLC	By:
	(813) 344-4490	Authorized Signature

NOTICE:

Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
survivorship and not as tenants in common					Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

***FOR MEDALLION GUARANTEE USE ONLY***
NOTICE OF SIGNATURE GUARANTEE:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION GUARANTEE PROGRAM PURSUANT TO SEC RULE 17AD-15.
APPROVED PROGRAMS INCLUDE: New York Stock Exchange, Inc. Medallion Signature Program; Stock Exchanges Medallion Program; Securities Transfer Agents Medallion Program